UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2023

ONCOSEC MEDICAL INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54318	98-0573252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Bear Tavern Road, Ewing, NJ		08628-1021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (855) 662-6732

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ONCS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 3, 2023, OncoSec Medical Incorporated (the “Company”) issued a press release announcing clinical data from the Phase 2 KEYNOTE-695 trial, which evaluated TAVO™, the Company’s proprietary interleukin 12 encoding plasmid delivered by intratumoral electroporation (TAVO™-EP), in combination with KEYTRUDA® (pembrolizumab) in patients with advanced melanoma refractory to anti-PD-1 treatment. The full text of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

99.1	Press release dated April 3, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2023	OncoSec Medical Incorporated

	By:	/s/ Robert H. Arch
	Name:	Robert H. Arch
	Title:	President and Chief Executive Officer